UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-01533

SELECTED INTERNATIONAL FUND, INC.

(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Ryan M. Charles
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600

Date of fiscal year end: December 31, 2013

Date of reporting period: December 31, 2013

____________________

ITEM 1. REPORT TO STOCKHOLDERS

SELECTED FUNDS	Table of Contents

Shareholder Letter	2

Management's Discussion of Fund Performance:
Selected American Shares	3
Selected International Fund	5

Fund Overview:
Selected American Shares	7
Selected International Fund	9

Expense Example	11

Schedule of Investments:
Selected American Shares	13
Selected International Fund	18

Statements of Assets and Liabilities	21

Statements of Operations	23

Statements of Changes in Net Assets	24

Notes to Financial Statements	26

Financial Highlights	33

Report of Independent Registered Public Accounting Firm	35

Federal Income Tax Information	36

Privacy Notice and Householding	37

Directors and Officers	38

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Selected Fund prospectus, which contains more information about investment strategies, risks, fees, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of the Selected Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures

The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds.  A description of the Funds’ Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-243-1575, (ii) on the Funds’ website at www.selectedfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year.  The Funds’ Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-243-1575, (ii) on the Funds’ website at www.selectedfunds.com, and (iii) on the SEC’s website at www.sec.gov.

Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available without charge, upon request, by calling 1-800-243-1575, on the Funds’ website at www.selectedfunds.com, and on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
.

SELECTED FUNDS	Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers’ savings, the management team and Directors of the Selected Funds recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports, we include all of the required quantitative information, such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution.  Also included is a list of positions opened and closed.

In addition, we produce a Manager Commentary for each Fund, which is published semi-annually. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on the Funds’ website at www.selectedfunds.com, or by calling 1-800-243-1575.

We thank you for your continued trust. We will do our best to earn it in the years ahead.

Sincerely,

James J. McMonagle	Christopher C. Davis	Danton G. Goei
Chairman	President & Portfolio Manager	Portfolio Manager

February 4, 2014

SELECTED FUNDS	Management’s Discussion of Fund Performance
SELECTED AMERICAN SHARES, INC.

Performance Overview

Selected American Shares’ Class S shares delivered a return on net asset value of 33.16% (Class D shares returned 33.62%) for the year ended December 31, 2013. Over the same time period, the Standard & Poor’s 500® Index (“Index”) returned 32.39%. The Index turned in a strong performance with every sector1 within the Index returning positive results, increasing from as much as 43% (Consumer Discretionary) to a low of 11% (Telecommunication Services). The sectors within the Index that turned in the strongest performance over the year were Consumer Discretionary and Health Care. The sectors within the Index that turned in the weakest (but still positive) performance over the year were Telecommunication Services and Utilities.

The Fund’s Absolute Performance

The Fund had more invested in Financial companies than in any other sector and they were the most important contributor2 to the Fund’s absolute performance over the year. American Express3, Wells Fargo, Bank of New York Mellon, and Berkshire Hathaway were among the most important contributors to performance. Hang Lung and Brookfield Property Partners were among the most important detractors from performance.

Information Technology companies were the second most important contributor to the Fund’s absolute performance. Google was among the most important contributors to performance. International Business Machines was among the most important detractors from performance. The Fund no longer owns International Business Machines.

Consumer Discretionary companies were also an important contributor to the Fund’s absolute performance. Bed Bath & Beyond and Netflix were among the most important contributors to performance.

Other important contributors to the Fund’s absolute performance included CVS Caremark, EOG Resources, and Costco Wholesale. Other important detractors from the Fund’s absolute performance included Potash, Rio Tinto, BHP Billiton, Laboratory Corp. of America Holdings, and America Movil. The Fund no longer owns Potash, Rio Tinto, BHP Billiton, or America Movil.

The Fund had approximately 15% of its net assets invested in foreign companies at December 31, 2013. As a whole, those companies under-performed the domestic companies held by the Fund.

The Fund’s Relative Performance

Information Technology companies were the most important contributor to the Fund’s performance relative to the Index over the year. The Fund’s Information Technology companies out-performed the corresponding sector within the Index and had a lower average weighting.

Financial companies were the second most important contributor to the Fund’s relative performance. The Fund’s Financial companies out-performed the corresponding sector within the Index and had a higher average weighting.

Industrial companies were the most important detractor from the Fund’s relative performance. The Fund’s Industrial companies under-performed the corresponding sector within the Index and had a lower average weighting.

Health Care companies were the second most important detractor from the Fund’s relative performance. The Fund’s Health Care companies under-performed the corresponding sector within the Index and had a lower average weighting.

The Fund’s cash position over the year detracted from relative performance in a rising market.

Selected American Shares’ investment objective is to achieve both capital growth and income. In the current market environment, we expect that income will be low. There can be no assurance that the Fund will achieve its objective. Selected American Shares’ principal risks are: stock market risk, manager risk, common stock risk, large-capitalization companies risk, mid- and small-capitalization companies risk, financial services risk, foreign country risk, emerging market risk, foreign currency risk, depositary receipts risk, headline risk, and fees and expenses risk. See the prospectus for a full description of each risk.

1      The companies included in the Standard & Poor’s 500® Index are divided into ten sectors.  One or more industry groups make up a sector.

2      A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3      This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

SELECTED FUNDS	Management’s Discussion of Fund Performance
SELECTED AMERICAN SHARES, INC. – (CONTINUED)

Comparison of a $10,000 investment in Selected American Shares Class S versus the Standard & Poor’s
500® Index over 10 years for an investment made on December 31, 2003

Average Annual Total Return for periods ended December 31, 2013

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Class D’s Inception (May 3, 2004)	Gross Expense Ratio	Net Expense Ratio
Class S	33.16%	16.31%	6.71%	N/A	0.94%	0.94%
Class D	33.62%	16.70%	N/A	6.99%	0.61%	0.61%
Standard & Poor’s 500® Index	32.39%	17.94%	7.41%	7.56%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.  Investments cannot be made directly in the Index.

The performance data for Selected American Shares contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Selected Funds Investor Services at 1-800-243-1575.

SELECTED FUNDS	Management’s Discussion of Fund Performance
SELECTED INTERNATIONAL FUND, INC.

Performance Overview

Selected International Fund’s Class S shares delivered a total return on net asset value of 21.78% (Class D shares returned 22.56%) for the year ended December 31, 2013. Over the same time period, the Morgan Stanley Capital International All Country World Index ex USA (“Index”) returned 15.29%. The Index experienced strong returns for the period with all sectors1 returning positive results with the exception of one, Materials. Consumer Discretionary, Health Care, and Telecommunication Services were the sectors within the Index that turned in the strongest performance over the year. Materials and Energy were the sectors within the Index that turned in the weakest performance over the year. As of December 31, 2013, the Fund had approximately 98% of its net assets invested in foreign companies, 1% in U.S. companies, and 1% in other assets and liabilities.

The Fund’s Absolute Performance

Consumer Discretionary companies were the most important contributor2 to the Fund’s absolute performance over the year. Vipshop3, Ctrip.com, and Compagnie Financiere Richemont were among the most important contributors to performance.

Information Technology companies were the second most important contributor to the Fund’s absolute performance. SouFun and NetEase were among the most important contributors to performance.

Industrial companies were also an important contributor to the Fund’s absolute performance. Schneider Electric was among the most important contributors to performance.

Telecommunication Service companies were the most important detractor from the Fund’s absolute performance. This was due to one holding, America Movil. The Fund no longer owns America Movil.

Financial companies were the second most important detractor from the Fund’s absolute performance. Hang Lung, China CITIC Bank, CETIP, CNinsure, RHJ International, and Brookfield Property Partners were among the most important detractors from performance. The Fund no longer owns China CITIC Bank, CNinsure, or Brookfield Property Partners.

Other important contributors to the Fund’s absolute performance included Sinovac Biotech, Roche, Lindt & Spruengli, and Heineken.  Other important detractors from the Fund’s absolute performance included Brasil Pharma, Potash, Sinopharm, and BHP Billiton.

The Fund’s Relative Performance

Consumer Discretionary companies were the most important contributor to the Fund’s performance relative to the Index over the year. The Fund’s Consumer Discretionary companies out-performed the corresponding sector within the Index and had a higher average weighting.

Information Technology companies were the second most important contributor to the Fund’s relative performance. The Fund’s Information Technology companies out-performed the corresponding sector within the Index and had approximately the same average weighting.

Material companies were also an important contributor to the Fund’s relative performance. The Fund’s Material companies out-performed the corresponding sector within the Index and had a lower average weighting.

Financial companies were the most important detractor from the Fund’s relative performance. The Fund’s Financial companies under-performed the corresponding sector within the Index and had a lower average weighting.

Consumer Staple companies were the second most important detractor from the Fund’s relative performance. The Fund’s Consumer Staple companies under-performed the corresponding sector within the Index and had a higher average weighting.

Selected International Fund’s investment objective is capital growth. There can be no assurance that the Fund will achieve its objective. Selected International Fund’s principal risks are: principal risks are: stock market risk, manager risk, common stock risk, large-capitalization companies risk, mid- and small-capitalization companies risk, foreign country risk, emerging market risk, foreign currency risk, depositary receipts risk, headline risk, and fees and expenses risk. See the prospectus for a full description of each risk.

1      The companies included in the Morgan Stanley Capital International All Country World Index ex USA are divided into ten sectors.  One or more industry groups make up a sector.

2      A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3      This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

SELECTED FUNDS	Management’s Discussion of Fund Performance
SELECTED INTERNATIONAL FUND, INC. – (CONTINUED)

Comparison of a $10,000 investment in Selected International Fund Class S versus the Morgan Stanley
Capital International All Country World Index ex USA (MSCI ACWI® ex USA) Index over 10 years for an investment made on December 31, 2003

Average Annual Total Return for periods ended December 31, 2013

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Class D’s Inception (May 3, 2004)	Gross Expense Ratio	Net Expense Ratio
Class S	21.78%	12.86%	3.57%	N/A	1.44%	1.40%
Class D	22.56%	13.45%	N/A	3.93%	0.83%	0.83%
MSCI ACWI® ex USA	15.29%	12.81%	7.57%	7.67%

On May 1, 2011, the Fund changed its name from Selected Special Shares to Selected International Fund and changed its investment strategy from investing primarily in domestic equity securities to investing primarily in foreign equity securities.  Performance prior to that date is unlikely to be relevant to future performance.

The MSCI ACWI® ex USA is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Index includes reinvestment of dividends, net of foreign withholding taxes.  Investments cannot be made directly in the Index.

The performance data for Selected International Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Selected Funds Investor Services at 1-800-243-1575.

SELECTED FUNDS	Fund Overview
SELECTED AMERICAN SHARES, INC.	December 31, 2013

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/13 Net Assets)		(% of 12/31/13 Long-Term Portfolio)

			Fund	S&P 500®
Common Stock (U.S.)	83.58%	Diversified Financials	23.25%	8.44%
Common Stock (Foreign)	15.36%	Information Technology	12.68%	18.63%
Corporate Bonds (Foreign)	0.03%	Food & Staples Retailing	9.57%	2.34%
Short-Term Investments	1.23%	Insurance	6.98%	3.01%
Other Assets & Liabilities	(0.20%)	Energy	6.70%	10.28%
	100.00%	Retailing	6.66%	4.48%
		Health Care	6.62%	12.95%
		Banks	5.73%	2.85%
		Materials	5.57%	3.50%
		Food, Beverage & Tobacco	4.75%	5.26%
		Capital Goods	3.04%	8.29%
		Media	2.92%	3.71%
		Transportation	2.27%	1.97%
		Commercial & Professional Services	1.12%	0.68%
		Real Estate	0.90%	1.88%
		Automobiles & Components	0.77%	1.17%
		Other	0.47%	10.56%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/13 Net Assets)

American Express Co.	Consumer Finance	6.73%
Google Inc., Class A	Software & Services	6.00%
Wells Fargo & Co.	Commercial Banks	5.67%
CVS Caremark Corp.	Food & Staples Retailing	5.50%
Bank of New York Mellon Corp.	Capital Markets	5.38%
Costco Wholesale Corp.	Food & Staples Retailing	3.98%
Berkshire Hathaway Inc., Class A	Diversified Financial Services	3.19%
Bed Bath & Beyond Inc.	Retailing	3.15%
EOG Resources, Inc.	Energy	3.07%
UnitedHealth Group Inc.	Health Care Equipment & Services	2.44%

SELECTED FUNDS	Fund Overview
SELECTED AMERICAN SHARES, INC. – (CONTINUED)	December 31, 2013

New Positions Added (01/01/13-12/31/13)
(Highlighted positions are those greater than 1.00% of the Fund’s 12/31/13 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/13 Net Assets
ASAC II L.P., Private Placement	Software & Services	10/10/13	1.31%
Experian PLC	Commercial & Professional Services	09/05/13	0.22%
Lafarge S.A.	Materials	08/28/13	0.57%
Liberty Global PLC, Series C	Media	06/03/13	1.68%
OCI N.V.	Capital Goods	07/25/13	1.44%
Priceline.com Inc.	Retailing	08/01/13	1.10%
Qihoo 360 Technology Co. Ltd., Class A, ADR	Software & Services	12/18/13	0.30%
Schneider Electric S.A.	Capital Goods	01/07/13	–
Textron Inc.	Capital Goods	07/05/13	0.51%
Twitter, Inc.	Software & Services	11/07/13	0.30%
UnitedHealth Group Inc.	Health Care Equipment & Services	01/29/13	2.44%
Wesco Aircraft Holdings, Inc.	Transportation	08/08/13	0.14%

Positions Closed (01/01/13-12/31/13)
(Gains and losses greater than $10,000,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
America Movil S.A.B. de C.V.,
Series L, ADR	Telecommunication Services	09/13/13	$(2,030,484)
Aon PLC	Insurance Brokers	05/08/13	2,901,957
BHP Billiton PLC	Materials	05/15/13	12,890,581
CME Group Inc.	Diversified Financial Services	07/16/13	6,128,327
Devon Energy Corp.	Energy	07/02/13	26,816,654
Emerson Electric Co.	Capital Goods	09/09/13	5,502,088
Everest Re Group, Ltd.	Reinsurance	07/26/13	4,860,825
Groupon, Inc.	Retailing	06/20/13	(6,582,928)
Grupo Televisa S.A.B., ADR	Media	11/25/13	4,725,847
Intel Corp.	Semiconductors & Semiconductor Equipment	09/24/13	56,983
International Business Machines Corp.	Software & Services	09/09/13	(268,608)
Natura Cosmeticos S.A.	Household & Personal Products	02/25/13	4,442,711
Pfizer Inc.	Pharmaceuticals, Biotechnology & Life Sciences	01/17/13	8,954,019
Potash Corp. of Saskatchewan Inc.	Materials	09/10/13	(2,308,843)
Rio Tinto PLC	Materials	05/22/13	4,030,748
Schneider Electric S.A.	Capital Goods	09/05/13	515,710
Sino-Forest Corp., Conv. Sr. Notes, 5.00%, 08/01/13	Materials	01/30/13	(13,069,853)
Sysco Corp.	Food & Staples Retailing	09/06/13	2,010,861
Tiffany & Co.	Retailing	07/12/13	5,271,665
Transocean Ltd.	Energy	09/06/13	15,377,818
Unilever NV, NY Shares	Food, Beverage & Tobacco	05/15/13	5,171,410

SELECTED FUNDS	Fund Overview
SELECTED INTERNATIONAL FUND, INC.	December 31, 2013

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/13 Net Assets)		(% of 12/31/13 Stock Holdings)

			Fund	MSCI ACWI® ex USA
Common Stock (Foreign)	98.56%	Food, Beverage & Tobacco	15.47%	6.55%
Common Stock (U.S.)	0.99%	Capital Goods	12.11%	7.97%
Short-Term Investments	0.32%	Health Care	11.46%	7.84%
Other Assets & Liabilities	0.13%	Information Technology	10.35%	6.66%
	100.00%	Retailing	9.37%	1.44%
		Materials	8.47%	8.31%
		Transportation	7.26%	2.31%
		Consumer Durables & Apparel	6.72%	2.00%
		Diversified Financials	3.51%	3.23%
		Real Estate	3.30%	3.07%
		Energy	3.28%	9.37%
		Commercial & Professional Services	2.85%	0.90%
		Media	2.39%	1.59%
		Banks	2.16%	15.34%
		Food & Staples Retailing	1.30%	2.14%
		Telecommunication Services	–	5.83%
		Other	–	15.45%
			100.00%	100.00%

Country Diversification		Top 10 Long-Term Holdings
(% of 12/31/13 Stock Holdings)		(% of Fund’s 12/31/13 Net Assets)

China	30.85%	Schneider Electric S.A.	5.96%
Switzerland	26.68%	Compagnie Financiere Richemont S.A., Unit A	5.96%
France	10.51%	Heineken Holding N.V.	5.23%
United Kingdom	8.13%	Kuehne & Nagel International AG	4.93%
Netherlands	5.99%	Vipshop Holdings Ltd., ADS	4.86%
Brazil	3.53%	Lindt & Spruengli AG - Participation Certificate	4.68%
Hong Kong	3.30%	Ctrip.com International, Ltd., ADR	4.47%
Italy	3.28%	Schindler Holding AG - Participation Certificate	4.03%
Mexico	2.39%	Diageo PLC	3.48%
Belgium	1.99%	Hang Lung Group Ltd.	3.28%
Germany	1.19%
Canada	1.16%
United States	1.00%
	100.00%

SELECTED FUNDS	Fund Overview
SELECTED INTERNATIONAL FUND, INC. – (CONTINUED)	December 31, 2013

New Positions Added (01/01/13-12/31/13)
(Highlighted positions are those greater than 2.00% of the Fund’s 12/31/13 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/13 Net Assets
58.com Inc., Class A, ADR	Software & Services	10/31/13	0.17%
Diageo PLC	Food, Beverage & Tobacco	12/20/13	3.48%
Diagnosticos da America S.A.	Health Care Equipment & Services	04/09/13	1.50%
Experian PLC	Commercial & Professional Services	07/05/13	1.85%
Lafarge S.A.	Materials	08/28/13	2.09%
Qihoo 360 Technology Co. Ltd., Class A, ADR	Software & Services	12/18/13	1.03%
SINA Corp.	Software & Services	04/26/13	1.43%
SouFun Holdings Ltd., Class A, ADR	Software & Services	06/20/13	2.55%

Positions Closed (01/01/13-12/31/13)
(Gains and losses greater than $300,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
America Movil S.A.B. de C.V.,
Series L, ADR	Telecommunication Services	12/20/13	$(555,787)
Brookfield Asset Management Inc., Class A	Capital Markets	06/13/13	24,471
Brookfield Property Partners L.P.	Real Estate	06/13/13	(444)
China CITIC Bank Corp. Ltd. - H	Commercial Banks	06/21/13	(270,366)
China Merchants Bank Co., Ltd. - H,
Stock Rights	Commercial Banks	09/11/13	52,699
CNinsure, Inc., ADR	Insurance Brokers	05/31/13	(334,780)
Fairfax Financial Holdings Ltd.	Multi-line Insurance	07/17/13	11,920

SELECTED FUNDS	Expense Example

As a shareholder of each Fund, you incur ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses.  As a shareholder of Selected International Fund, you may also incur transaction costs, which consist of redemption fees.  The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended December 31, 2013.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses.  You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example.  This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Selected Funds.  If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example.  This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Selected Funds.  If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your cost would have been higher.

SELECTED FUNDS	Expense Example – (Continued)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(07/01/13)	(12/31/13)	(07/01/13-12/31/13)
Selected American Shares
Class S (annualized expense ratio 0.94%**)
Actual	$1,000.00	$1,166.31	$5.13
Hypothetical	$1,000.00	$1,020.47	$4.79
Class D (annualized expense ratio 0.60%**)
Actual	$1,000.00	$1,168.26	$3.28
Hypothetical	$1,000.00	$1,022.18	$3.06
Selected International Fund
Class S (annualized expense ratio 1.32%**)
Actual	$1,000.00	$1,207.33	$7.34
Hypothetical	$1,000.00	$1,018.55	$6.72
Class D (annualized expense ratio 0.80%**)
Actual	$1,000.00	$1,209.92	$4.46
Hypothetical	$1,000.00	$1,021.17	$4.08

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class’s annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of certain reimbursements from the Adviser.

SELECTED FUNDS	Schedule of Investments
SELECTED AMERICAN SHARES, INC.	December 31, 2013

	Shares	Value (Note 1)
COMMON STOCK – (98.94%)
CONSUMER DISCRETIONARY – (10.70%)
Automobiles & Components – (0.76%)
Harley-Davidson, Inc.	661,100	$45,774,564
Consumer Durables & Apparel – (0.46%)
Compagnie Financiere Richemont S.A., Unit A (Switzerland)	142,900	14,225,122
Hunter Douglas N.V. (Netherlands)	295,596	13,378,825
		27,603,947
Media – (2.89%)
Liberty Global PLC, Series C *	1,198,000	101,015,360
Walt Disney Co.	950,210	72,596,044
		173,611,404
Retailing – (6.59%)
Bed Bath & Beyond Inc. *	2,355,490	189,122,292
CarMax, Inc. *	1,018,800	47,903,976
Liberty Interactive Corp., Series A *	1,732,250	50,841,538
Liberty Ventures, Series A *	116,500	14,281,735
Netflix Inc. *	77,000	28,346,780
Priceline.com Inc. *	56,665	65,844,163
		396,340,484
	Total Consumer Discretionary	643,330,399
CONSUMER STAPLES – (14.18%)
Food & Staples Retailing – (9.48%)
Costco Wholesale Corp.	2,008,364	238,995,316
CVS Caremark Corp.	4,619,645	330,627,993
		569,623,309
Food, Beverage & Tobacco – (4.70%)
Coca-Cola Co.	1,338,490	55,293,022
Diageo PLC (United Kingdom)	3,256,116	107,839,300
Heineken Holding N.V. (Netherlands)	966,404	61,136,201
Nestle S.A. (Switzerland)	68,600	5,021,669
Philip Morris International Inc.	612,767	53,390,389
		282,680,581
	Total Consumer Staples	852,303,890
ENERGY – (6.63%)
Canadian Natural Resources Ltd. (Canada)	4,223,900	142,936,776
EOG Resources, Inc.	1,099,000	184,456,160
Occidental Petroleum Corp.	319,700	30,403,470
Schlumberger Ltd.	453,380	40,854,072
	Total Energy	398,650,478
FINANCIALS – (36.49%)
Banks – (5.67%)
Commercial Banks – (5.67%)
Wells Fargo & Co.	7,509,079	340,912,187

SELECTED FUNDS	Schedule of Investments
SELECTED AMERICAN SHARES, INC. - (CONTINUED)	December 31, 2013

	Shares/Units	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Diversified Financials – (23.02%)
Capital Markets – (11.16%)
Ameriprise Financial, Inc.	438,907	$50,496,250
Bank of New York Mellon Corp.	9,250,800	323,222,952
Brookfield Asset Management Inc., Class A (Canada)	1,779,350	69,092,160
Charles Schwab Corp.	2,404,000	62,504,000
Goldman Sachs Group, Inc.	144,500	25,614,070
Julius Baer Group Ltd. (Switzerland)	2,912,738	139,881,953
		670,811,385
Consumer Finance – (6.73%)
American Express Co.	4,460,870	404,734,735
Diversified Financial Services – (5.13%)
Berkshire Hathaway Inc., Class A *	1,079	191,954,100
JPMorgan Chase & Co.	885,770	51,799,830
Visa Inc., Class A	289,500	64,465,860
		308,219,790
		1,383,765,910
Insurance – (6.91%)
Multi-line Insurance – (2.53%)
Fairfax Financial Holdings Ltd. (Canada)	66,650	26,636,673
Fairfax Financial Holdings Ltd., 144A (Canada)(a)	31,520	12,584,558
Loews Corp.	2,334,390	112,610,974
		151,832,205
Property & Casualty Insurance – (3.14%)
ACE Ltd.	494,400	51,185,232
Markel Corp. *	21,700	12,593,595
Progressive Corp.	4,592,350	125,233,384
		189,012,211
Reinsurance – (1.24%)
Alleghany Corp. *	186,340	74,528,546
		415,372,962
Real Estate – (0.89%)
Brookfield Property Partners L.P.	102,134	2,036,552
Hang Lung Group Ltd. (Hong Kong)	10,172,000	51,553,280
		53,589,832
	Total Financials	2,193,640,891

SELECTED FUNDS	Schedule of Investments
SELECTED AMERICAN SHARES, INC. - (CONTINUED)	December 31, 2013

	Shares/Units	Value (Note 1)
COMMON STOCK – (CONTINUED)
HEALTH CARE – (6.55%)
Health Care Equipment & Services – (6.05%)
Express Scripts Holding Co. *	1,538,000	$108,013,740
Laboratory Corp. of America Holdings *	1,195,610	109,242,886
UnitedHealth Group Inc.	1,944,510	146,421,603
		363,678,229
Pharmaceuticals, Biotechnology & Life Sciences – (0.50%)
Agilent Technologies, Inc.	529,540	30,284,392
	Total Health Care	393,962,621
INDUSTRIALS – (6.36%)
Capital Goods – (3.01%)
OCI N.V. (Netherlands)*	1,926,430	86,753,922
PACCAR Inc.	1,074,500	63,567,420
Textron Inc.	832,810	30,614,095
		180,935,437
Commercial & Professional Services – (1.10%)
Experian PLC (United Kingdom)	717,900	13,243,304
Iron Mountain Inc.	1,752,311	53,182,639
		66,425,943
Transportation – (2.25%)
China Merchants Holdings International Co., Ltd. (China)	15,192,235	55,445,398
Kuehne & Nagel International AG (Switzerland)	543,469	71,341,539
Wesco Aircraft Holdings, Inc. *	383,940	8,415,965
		135,202,902
	Total Industrials	382,564,282
INFORMATION TECHNOLOGY – (12.55%)
Semiconductors & Semiconductor Equipment – (1.96%)
Texas Instruments Inc.	2,685,790	117,906,181
Software & Services – (10.22%)
Activision Blizzard, Inc.	2,463,000	43,890,660
ASAC II L.P., Private Placement *(b)	69,800,000	78,713,460
Google Inc., Class A *	321,970	360,593,521
Microsoft Corp.	1,356,000	50,741,520
Oracle Corp.	1,164,840	44,566,778
Qihoo 360 Technology Co. Ltd., Class A, ADR (China)*	219,800	18,034,590
Twitter, Inc. *	284,630	18,116,700
		614,657,229
Technology Hardware & Equipment – (0.37%)
Hewlett-Packard Co.	790,280	22,112,035
	Total Information Technology	754,675,445

SELECTED FUNDS	Schedule of Investments
SELECTED AMERICAN SHARES, INC. - (CONTINUED)	December 31, 2013

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
MATERIALS – (5.48%)
Air Products and Chemicals, Inc.	1,128,400	$126,132,552
Ecolab Inc.	696,100	72,582,347
Emerald Plantation Holdings Ltd. (China)*	2,338,784	350,818
Lafarge S.A. (France)	456,000	34,170,061
Martin Marietta Materials, Inc.	122,620	12,254,643
Monsanto Co.	453,810	52,891,555
Praxair, Inc.	240,200	31,233,206
	Total Materials	329,615,182
TOTAL COMMON STOCK – (Identified cost $2,810,136,964)		5,948,743,188
CORPORATE BONDS – (0.03%)
MATERIALS – (0.03%)
Emerald Plantation Holdings Ltd., Sr. Notes, 6.00%/8.00%, 01/30/20 (China)(c)	$2,613,257	1,803,147
TOTAL CORPORATE BONDS – (Identified cost $1,761,419)		1,803,147
SHORT-TERM INVESTMENTS – (1.23%)
CERTIFICATES OF DEPOSIT – (0.41%)
Toronto-Dominion, 0.135%, 01/15/14	25,000,000	25,000,000
	Total Certificates of Deposit	25,000,000
COMMERCIAL PAPER – (0.33%)
Working Capital Management Co., 0.14%, 01/03/14	14,000,000	13,999,891
Working Capital Management Co., 0.13%, 01/08/14	6,000,000	5,999,849
	Total Commercial Paper	19,999,740
REPURCHASE AGREEMENTS – (0.49%)
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.01%, 01/02/14, dated 12/31/13, repurchase value of $11,466,006 (collateralized by: U.S. Government agency obligations in a pooled cash account, 0.00%-2.25%, 05/29/14-05/31/14, total market value $11,695,320)	11,466,000	11,466,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 0.02%, 01/02/14, dated 12/31/13, repurchase value of $17,855,020 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-3.50%, 09/01/28-08/01/43, total market value $18,212,100)	17,855,000	17,855,000
	Total Repurchase Agreements	29,321,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $74,320,740)		74,320,740
Total Investments – (100.20%) – (Identified cost $2,886,219,123) – (d)		6,024,867,075
Liabilities Less Other Assets – (0.20%)		(12,165,720)
	Net Assets – (100.00%)	$6,012,701,355

ADR: American Depositary Receipt

*	Non-Income producing security.

SELECTED FUNDS	Schedule of Investments
SELECTED AMERICAN SHARES, INC. - (CONTINUED)	December 31, 2013

(a)
This security is subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in this security to realize current valuations. This security amounted to $12,584,558 or 0.21% of the Fund's net assets as of December 31, 2013.

(b)	Restricted Security – See Note 7 of the Notes to Financial Statements.

(c)
Represents a PIK Toggle Note: PIK (Pay-In-Kind) toggle notes pay interest in cash at one rate or, at the company's option, pay interest in additional PIK toggle notes. The interest paid in additional notes is set at a higher rate than the cash interest rate.

(d)	Aggregate cost for federal income tax purposes is $2,886,219,123. At December 31, 2013 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$3,141,526,931
Unrealized depreciation	(2,878,979)
Net unrealized appreciation	$3,138,647,952

See Notes to Financial Statements

SELECTED FUNDS	Schedule of Investments
SELECTED INTERNATIONAL FUND, INC.	December 31, 2013

	Shares	Value (Note 1)
COMMON STOCK – (99.55%)
CONSUMER DISCRETIONARY – (18.40%)
Consumer Durables & Apparel – (6.69%)
Compagnie Financiere Richemont S.A., Unit A (Switzerland)	45,780	$4,557,215
Hunter Douglas N.V. (Netherlands)	12,412	561,774
		5,118,989
Media – (2.38%)
Grupo Televisa S.A.B., ADR (Mexico)	60,300	1,824,678
Retailing – (9.33%)
Ctrip.com International, Ltd., ADR (China)*	68,880	3,417,826
Vipshop Holdings Ltd., ADS (China)*	44,430	3,717,902
		7,135,728
	Total Consumer Discretionary	14,079,395
CONSUMER STAPLES – (16.70%)
Food & Staples Retailing – (1.30%)
Brasil Pharma S.A. (Brazil)*	346,780	993,635
Food, Beverage & Tobacco – (15.40%)
Diageo PLC (United Kingdom)	80,500	2,666,079
Heineken Holding N.V. (Netherlands)	63,235	4,000,343
Lindt & Spruengli AG - Participation Certificate (Switzerland)	795	3,583,538
Nestle S.A. (Switzerland)	20,990	1,536,514
		11,786,474
	Total Consumer Staples	12,780,109
ENERGY – (3.26%)
Tenaris S.A., ADR (Italy)	57,150	2,496,884
	Total Energy	2,496,884
FINANCIALS – (8.92%)
Banks – (2.15%)
Commercial Banks – (2.15%)
China Merchants Bank Co., Ltd. - H (China)	771,670	1,643,990
Diversified Financials – (3.49%)
Capital Markets – (1.09%)
CETIP S.A. - Mercados Organizados (Brazil)	53,590	549,699
RHJ International (Belgium)*	56,050	284,529
		834,228
Diversified Financial Services – (2.40%)
Groupe Bruxelles Lambert S.A. (Belgium)	13,390	1,229,208
Pargesa Holding S.A., Bearer Shares (Switzerland)	7,530	606,924
		1,836,132
		2,670,360
Real Estate – (3.28%)
Hang Lung Group Ltd. (Hong Kong)	496,090	2,514,261
	Total Financials	6,828,611
HEALTH CARE – (11.41%)
Health Care Equipment & Services – (6.87%)
Diagnosticos da America S.A. (Brazil)	185,400	1,144,187
Essilor International S.A. (France)	17,370	1,846,675
Shandong Weigao Group Medical Polymer Co. Ltd. - H (China)	422,300	569,653
Sinopharm Group Co. - H (China)	591,390	1,693,107
		5,253,622

SELECTED FUNDS	Schedule of Investments
SELECTED INTERNATIONAL FUND, INC. - (CONTINUED)	December 31, 2013

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
HEALTH CARE – (CONTINUED)
Pharmaceuticals, Biotechnology & Life Sciences – (4.54%)
Roche Holding AG - Genusschein (Switzerland)	8,980	$2,508,621
Sinovac Biotech Ltd. (China)*	158,390	969,347
		3,477,968
	Total Health Care	8,731,590
INDUSTRIALS – (22.12%)
Capital Goods – (12.05%)
ABB Ltd., ADR (Switzerland)	25,580	679,405
Brenntag AG (Germany)	4,880	904,632
Schindler Holding AG - Participation Certificate (Switzerland)	20,940	3,082,139
Schneider Electric S.A. (France)	52,270	4,558,955
		9,225,131
Commercial & Professional Services – (2.84%)
Experian PLC (United Kingdom)	76,600	1,413,062
Nielsen Holdings N.V.	16,570	760,397
		2,173,459
Transportation – (7.23%)
China Merchants Holdings International Co., Ltd. (China)	481,811	1,758,411
Kuehne & Nagel International AG (Switzerland)	28,750	3,774,032
		5,532,443
	Total Industrials	16,931,033
INFORMATION TECHNOLOGY – (10.31%)
Software & Services – (10.31%)
58.com Inc., Class A, ADR (China)*	3,360	128,822
NetEase, Inc., ADR (China)	31,190	2,451,534
Qihoo 360 Technology Co. Ltd., Class A, ADR (China)*	9,600	787,680
SINA Corp. (China)*	13,000	1,094,990
SouFun Holdings Ltd., Class A, ADR (China)	23,700	1,953,117
Youku Tudou Inc., ADR (China)*	48,500	1,469,550
		7,885,693
	Total Information Technology	7,885,693
MATERIALS – (8.43%)
BHP Billiton PLC (United Kingdom)	33,760	1,044,862
Greatview Aseptic Packaging Co., Ltd. (China)	3,129,460	1,848,384
Lafarge S.A. (France)	21,350	1,599,848
Potash Corp. of Saskatchewan Inc. (Canada)	26,940	887,943
Rio Tinto PLC (United Kingdom)	19,000	1,072,733
	Total Materials	6,453,770
TOTAL COMMON STOCK – (Identified cost $61,845,441)		76,187,085

SELECTED FUNDS	Schedule of Investments
SELECTED INTERNATIONAL FUND, INC. - (CONTINUED)	December 31, 2013

	Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (0.32%)
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.01%, 01/02/14, dated 12/31/13, repurchase value of $95,000 (collateralized by: U.S. Government agency obligations in a pooled cash account, 0.00%-2.25%, 05/29/14-05/31/14, total market value $96,900)	$95,000	$95,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 0.02%, 01/02/14, dated 12/31/13, repurchase value of $147,000 (collateralized by: U.S. Government agency mortgage in a pooled cash account, 3.50%, 08/15/43, total market value $149,940)	147,000	147,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $242,000)		242,000
Total Investments – (99.87%) – (Identified cost $62,087,441) – (a)		76,429,085
Other Assets Less Liabilities – (0.13%)		97,851
	Net Assets – (100.00%)	$76,526,936

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-Income producing security.

(a)	Aggregate cost for federal income tax purposes is $63,274,811. At December 31, 2013 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$17,539,905
Unrealized depreciation	(4,385,631)
Net unrealized appreciation	$13,154,274

See Notes to Financial Statements

SELECTED FUNDS	Statements of Assets and Liabilities
At December 31, 2013

	Selected American Shares	Selected International Fund
ASSETS:
Investments in securities at value* (see accompanying Schedules of Investments)	$6,024,867,075	$76,429,085
Cash	105,593	1,976
Receivables:
Capital stock sold	3,607,128	26,918
Dividends and interest	6,039,380	193,141
Investment securities sold	341,128	–
Prepaid expenses	177,763	3,187
Due from Adviser	–	1,873
Total assets	6,035,138,067	76,656,180
LIABILITIES:
Payables:
Capital stock redeemed	18,198,928	46,930
Investment securities purchased	102,247	–
Accrued audit fees	18,900	6,800
Accrued custodian fees	125,170	9,200
Accrued distribution service fees	462,332	2,794
Accrued investment advisory fees	2,919,606	37,649
Accrued transfer agent fees	574,086	19,373
Other accrued expenses	35,443	6,498
Total liabilities	22,436,712	129,244
NET ASSETS	$6,012,701,355	$76,526,936
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$149,519,135	$1,698,805
Additional paid-in capital	2,659,999,890	69,930,017
Overdistributed net investment income	(1,571,878)	(747,596)
Accumulated net realized gains (losses) from investments	65,989,325	(8,702,975)
Net unrealized appreciation on investments and foreign currency transactions	3,138,764,883	14,348,685
Net Assets	$6,012,701,355	$76,526,936

*Including:
Cost of investments	$2,886,219,123	$62,087,441

SELECTED FUNDS	Statements of Assets and Liabilities – (Continued)
At December 31, 2013

	Selected American Shares	Selected International Fund
CLASS S SHARES:
Net assets	$2,066,714,254	$10,930,064
Shares outstanding	41,096,922	974,735
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$50.29	$11.21
CLASS D SHARES:
Net assets	$3,945,987,101	$65,596,872
Shares outstanding	78,518,386	5,820,484
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$50.26	$11.27

See Notes to Financial Statements

SELECTED FUNDS	Statements of Operations
For the year ended December 31, 2013

	Selected American Shares	Selected International Fund
INVESTMENT INCOME:
Income:
Dividends*	$81,061,127	$1,255,422
Interest	471,408	578
Net securities lending fees	203,540	–
Total income	81,736,075	1,256,000

Expenses:
Investment advisory fees (Note 3)	30,909,897	386,930
Custodian fees	761,578	62,536
Transfer agent fees:
Class S	2,351,266	43,361
Class D	1,043,752	35,785
Audit fees	59,400	21,600
Legal fees	90,726	6,399
Reports to shareholders	284,156	7,806
Directors’ fees and expenses	538,265	9,932
Registration and filing fees	53,855	33,168
Miscellaneous	255,710	12,565
Payments under distribution plan (Note 3):
Class S	5,058,903	26,048
Total expenses	41,407,508	646,130
Reimbursement of expenses by Adviser (Note 3)	–	(3,695)
Net expenses	41,407,508	642,435
Net investment income	40,328,567	613,565

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions	519,512,453	(242,050)
Foreign currency transactions	265,637	(5,533)
Net realized gain (loss)	519,778,090	(247,583)
Net increase in unrealized appreciation	1,083,377,679	14,039,856
Net realized and unrealized gain on investments and foreign currency transactions	1,603,155,769	13,792,273
Net increase in net assets resulting from operations	$1,643,484,336	$14,405,838

*Net of foreign taxes withheld as follows	$1,815,448	$132,991

See Notes to Financial Statements

SELECTED FUNDS	Statements of Changes in Net Assets
For the year ended December 31, 2013

	Selected American Shares	Selected International Fund

OPERATIONS:
Net investment income	$40,328,567	$613,565
Net realized gain (loss) from investments and foreign currency transactions	519,778,090	(247,583)
Net increase in unrealized appreciation on investments and foreign currency transactions	1,083,377,679	14,039,856
Net increase in net assets resulting from operations	1,643,484,336	14,405,838

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class S	(11,144,587)	(40,162)
Class D	(32,674,449)	(574,330)

Realized gains from investment transactions:
Class S	(183,738,429)	–
Class D	(340,221,360)	–

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions (Note 4):
Class S	(264,744,832)	(1,451,025)
Class D	(118,782,650)	(2,654,836)
Total increase in net assets	692,178,029	9,685,485

NET ASSETS:
Beginning of year	5,320,523,326	66,841,451
End of year*	$6,012,701,355	$76,526,936

*Including overdistributed net investment income of	$(1,571,878)	$(747,596)

See Notes to Financial Statements

SELECTED FUNDS	Statements of Changes in Net Assets
For the year ended December 31, 2012

	Selected American Shares	Selected International Fund

OPERATIONS:
Net investment income	$86,934,165	$590,158
Net realized gain (loss) from investments and foreign currency transactions	337,549,038	(7,317,690)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	299,122,581	17,811,822
Net increase in net assets resulting from operations	723,605,784	11,084,290

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class S	(26,949,997)	(103,455)
Class D	(58,984,487)	(888,659)

Realized gains from investment transactions:
Class S	(101,100,614)	–
Class D	(178,270,031)	–

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions (Note 4):
Class S	(586,531,841)	(1,877,020)
Class D	(352,847,056)	(2,986,034)
Total increase (decrease ) in net assets	(581,078,242)	5,229,122

NET ASSETS:
Beginning of year	5,901,601,568	61,612,329
End of year*	$5,320,523,326	$66,841,451

*Including undistributed (overdistributed) net investment income of	$1,652,954	$(741,136)

See Notes to Financial Statements

SELECTED FUNDS	Notes to Financial Statements
December 31, 2013

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Selected Funds (“Funds”) consist of Selected American Shares, Inc. (a Maryland corporation) (“Selected American Shares”) and Selected International Fund, Inc. (a Maryland corporation) (“Selected International Fund”). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies.

Selected American Shares’ investment objective is to achieve both capital growth and income. The Fund principally invests in common stocks issued by large companies with market capitalizations of at least $10 billion.

Selected International Fund was formerly known as Selected Special Shares. Effective May 1, 2011, Selected International Fund modified its investment strategy to invest principally in common stocks issued by foreign companies, including companies in developed or emerging markets. The Fund may invest in large, medium, or small companies without regard to market capitalization and maintains its investment objective to achieve capital growth.

An investment in any of the Funds, as with any mutual fund, includes risks that vary depending upon the Funds’ investment objectives and policies.  There is no assurance that the investment objective of any fund will be achieved. Each Fund’s return and net asset value will fluctuate.

Class S and Class D shares are sold at net asset value.  Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by each class.  Operating expenses directly attributable to a specific class are charged against the operations of that class.  All classes have identical rights with respect to voting (exclusive of each class’ distribution arrangement), liquidation, and distributions.  Selected International Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging into Selected American Shares) within 30 days of their purchase.  The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.  The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation - The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business.  Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation.  Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are valued at the last quoted bid price.  Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds’ assets are valued.  Fixed income securities with more than 60 days to maturity are generally valued using evaluated prices or matrix pricing methods determined by an independent pricing service which takes into consideration factors such as yield, maturity, liquidity, ratings, and traded prices in identical or similar securities. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Adviser”), the Funds’ investment adviser, identifies as a significant event occurring before the Funds’ assets are valued, but after the close of their respective exchanges will be fair valued using a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Funds’ Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the continuing appropriateness of security valuations, the Adviser may compare prior day prices, prices of comparable securities, and sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source. Fair value determinations are subject to review, approval, and ratification by the Funds’ Board of Directors at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Fair valuation standardized methodologies used by the Funds for equity securities include, but are not limited to, pricing partnerships by calculating the liquidation value of the investment on a daily basis using the closing price of the underlying stock and a waterfall schedule, which apportions the value of the partnership’s interests based on the value of the net assets of the investment. A liquidity discount is then applied to the liquidation value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Funds’ valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2013

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Funds can obtain the fair value assigned to a security if they were to sell the security.

The following is a summary of the inputs used as of December 31, 2013 in valuing each Fund’s investments carried at value:

	Investments in Securities at Value
	Selected	Selected
	American Shares	International Fund
Valuation inputs
Level 1 – Quoted Prices:
Equity securities:
Consumer Discretionary	$643,330,399	$14,079,395
Consumer Staples	852,303,890	12,780,109
Energy	398,650,478	2,496,884
Financials	2,193,640,891	6,828,611
Health Care	393,962,621	8,731,590
Industrials	382,564,282	16,931,033
Information Technology	675,961,985	7,885,693
Materials	329,264,364	6,453,770
Total Level 1	5,869,678,910	76,187,085

Level 2 – Other Significant Observable Inputs:
Equity securities:
Materials	350,818	–
Corporate debt securities	1,803,147	–
Short-term securities	74,320,740	242,000
Total Level 2	76,474,705	242,000

Level 3 – Significant Unobservable Inputs:
Equity securities:
Information Technology	78,713,460	–
Total Level 3	78,713,460	–
Total Investments	$6,024,867,075	$76,429,085

Level 2 to Level 1 Transfers*:
Consumer Discretionary	$27,603,947	$5,118,989
Consumer Staples	173,997,170	9,120,395
Financials	191,435,233	6,278,912
Health Care	–	6,618,056
Industrials	126,786,937	14,078,169
Materials	–	3,965,979
Total	$519,823,287	$45,180,500

*Application of fair value procedures for securities traded on foreign exchanges triggered transfers of investments between Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2013.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2013

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements – (Continued)

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2013:

Selected American Shares
Investment Securities:
Beginning balance	$–
Cost of purchases	69,800,000
Increase in unrealized appreciation	8,913,460
Ending balance	$78,713,460

Increase in unrealized appreciation during the period on Level 3 securities still held at December 31, 2013 and included in the change in net assets for the period	$8,913,460

There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. The cost of purchases may include securities received through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statements of Operations.

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value.  Note that these amounts exclude any valuations provided by a pricing service or broker.

Assets Table for Selected American Shares

	Fair Value at	Valuation	Unobservable
Investments at Value	December 31, 2013	Technique	Input	Amount
Equity securities	$78,713,460	Liquidation proceeds/waterfall methodology based on underlying investment value, then applying liquidity discount	Discount rate	15%

The significant unobservable input used in the fair value measurement of equity securities is the discount rate, which, if changed, would affect the fair value of the Fund’s investment.  An increase in the discount rate would result in a decrease in the fair value of the investment.

Master Repurchase Agreements - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2013

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Foreign Currency - (Continued)

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statements of Operations.

Federal Income Taxes - It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser has analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of December 31, 2013, no provision for income tax is required in the Funds’ financial statements related to these tax positions. The Funds’ federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2010.

Capital losses will be carried forward to future years if not offset by gains. At December 31, 2013, Selected International Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

Capital Loss Carryforwards (No expiration)

Short-term	$469,000
Long-term	7,992,000
Total	$8,461,000

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date.  Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, equalization accounting for tax purposes, and passive foreign investment company shares.  The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes.  Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds.  The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.  Accordingly, during the year ended December 31, 2013, for Selected American Shares, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $265,637, a decrease in accumulated net realized gains from investments and foreign currency transactions of $29,832,297, and an increase in additional paid in capital of $29,566,660; for Selected International Fund, amounts have been reclassified to reflect an increase in overdistributed net investment income of $5,533 and a corresponding decrease to accumulated net realized losses from investments and foreign currency transactions. The Funds’ net assets have not been affected by these reclassifications.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2013

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - (Continued)

The tax character of distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Selected American Shares
2013	$69,039,167	$498,739,658	$–	$567,778,825
2012	93,691,338	271,613,791	–	365,305,129

Selected International Fund
2013	614,492	–	–	614,492
2012	992,114	–	–	992,114

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Selected American Shares	Selected International Fund
Undistributed net investment income	$1,131,175	$227,705
Undistributed long-term capital gain	65,606,154	–
Accumulated net realized losses from investments and foreign currency transactions	–	(8,460,794)
Net unrealized appreciation on investments	3,138,764,883	13,161,315
Total	$3,205,502,212	$4,928,226

Indemnification - Under the Funds’ organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Selected Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended December 31, 2013 were as follows:

	Selected American Shares	Selected International Fund
Cost of purchases	$643,318,773	$10,933,418
Proceeds from sales	1,427,211,811	14,807,490

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2013

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds.  DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser.  The Funds pay no fees directly to DSA-NY.

Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.

Investment Advisory Fees and Reimbursement of Expenses - Advisory fees are paid monthly to the Adviser.  The annual rate for Selected American Shares is 0.55% of the average net assets for the first $3 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, and 0.485% of the average net assets in excess of $10 billion. Advisory fees paid during the year ended December 31, 2013 approximated 0.54% of average net assets for Selected American Shares. The fixed annual rate for Selected International Fund is 0.55% of the average net assets. Effective August 1, 2013, the Adviser is contractually committed to reimburse Selected International Fund’s expenses to the extent necessary to cap total annual Fund operating expenses at 1.30% for Class S shares. During the period from August 1, 2013 through December 31, 2013, such reimbursements amounted to $3,695 for Class S shares.

Transfer Agent and Accounting Fees - Boston Financial Data Services, Inc. (“BFDS”) is the Funds’ primary transfer agent.  The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser during the year ended December 31, 2013 was $225,030 and $15,987 for Selected American Shares and Selected International Fund, respectively. State Street Bank and Trust Company (“State Street Bank”) is the Funds’ primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Funds’ custodian.

Distribution Service Fees - For services under the distribution agreement, the Funds’ Class S shares pay an annual fee of 0.25% of average daily net assets. During the year ended December 31, 2013, Selected American Shares and Selected International Fund incurred distribution service fees totaling $5,058,903 and $26,048, respectively.

There are no distribution service fees for the Funds’ Class D shares.

NOTE 4 - CAPITAL STOCK

At December 31, 2013, there were 600 million shares of capital stock of Selected American Shares ($1.25 par value per share) and 50 million shares of capital stock of Selected International Fund ($0.25 par value per share) authorized.  Transactions in capital stock were as follows:

	Year ended December 31, 2013
	Sold	Reinvestment of Distributions	Redeemed*	Net Decrease
Selected American Shares
Shares: Class S	3,307,513	4,070,050	(13,011,622)	(5,634,059)
Class D	3,323,984	6,984,063	(12,674,529)	(2,366,482)
Value: Class S	$155,135,970	$190,035,718	$(609,916,520)	$(264,744,832)
Class D	155,326,697	324,741,068	(598,850,415)	(118,782,650)

Selected International Fund
Shares: Class S	18,664	3,608	(168,547)	(146,275)
Class D	115,531	32,047	(414,365)	(266,787)
Value: Class S	$187,687	$39,221	$(1,677,933)	$(1,451,025)
Class D	1,197,518	349,953	(4,202,307)	(2,654,836)

* For Selected International Fund, net of redemption fees amounting to $7 for Class S.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2013

NOTE 4 - CAPITAL STOCK – (CONTINUED)

	Year ended December 31, 2012
	Sold	Reinvestment of Distributions	Redeemed*	Net Decrease
Selected American Shares
Shares: Class S	3,666,000	2,928,292	(20,276,718)	(13,682,426)
Class D	4,033,182	4,143,093	(16,458,149)	(8,281,874)
Value: Class S	$156,515,581	$123,691,051	$(866,738,473)	$(586,531,841)
Class D	173,137,874	174,879,975	(700,864,905)	(352,847,056)

Selected International Fund
Shares: Class S	22,816	11,007	(253,777)	(219,954)
Class D	52,742	60,795	(464,549)	(351,012)
Value: Class S	$196,905	$100,486	$(2,174,411)	$(1,877,020)
Class D	459,981	557,532	(4,003,547)	(2,986,034)

* For Selected International Fund, net of redemption fees amounting to $32 and $20 for Class S and Class D, respectively.

NOTE 5 - BANK BORROWINGS

Each Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. Each Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the Overnight Libor Rate, plus 1.25%. The Funds had no borrowings during the year ended December 31, 2013.

NOTE 6 - SECURITIES LOANED

Selected American Shares has entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. As of December 31, 2013, the Fund did not have any securities on loan. The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 7 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are valued under methods approved by the Board of Directors as reflecting fair value. The aggregate value of restricted securities in Selected American Shares amounted to $78,713,460 or 1.31% of the Fund’s net assets as of December 31, 2013. Information regarding restricted securities is as follows:

Fund	Security	Acquisition Date	Units	Cost per Unit	Valuation per Unit as of December 31, 2013

Selected American Shares	ASAC II L.P., Private Placement	10/10/13	69,800,000	$1.00	$1.1277

SELECTED FUNDS

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)a	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Selected American Shares Class S:
Year ended December 31, 2013	$41.71	$0.23	$13.11	$13.34
Year ended December 31, 2012	$39.47	$0.54	$4.55	$5.09
Year ended December 31, 2011	$41.44	$0.34	$(2.14)	$(1.80)
Year ended December 31, 2010	$37.28	$0.30	$4.35	$4.65
Year ended December 31, 2009	$28.54	$0.27	$8.76	$9.03
Selected American Shares Class D:
Year ended December 31, 2013	$41.68	$0.39	$13.11	$13.50
Year ended December 31, 2012	$39.44	$0.70	$4.54	$5.24
Year ended December 31, 2011	$41.41	$0.47	$(2.14)	$(1.67)
Year ended December 31, 2010	$37.25	$0.43	$4.35	$4.78
Year ended December 31, 2009	$28.50	$0.36	$8.77	$9.13
Selected International Fund Class S:
Year ended December 31, 2013	$9.24	$0.04	$1.97	$2.01
Year ended December 31, 2012	$7.89	$0.03	$1.41	$1.44
Year ended December 31, 2011	$11.00	$0.03	$(2.31)	$(2.28)
Year ended December 31, 2010	$9.78	$0.09	$1.25	$1.34
Year ended December 31, 2009	$6.80	$0.03	$2.98	$3.01
Selected International Fund Class D:
Year ended December 31, 2013	$9.28	$0.10	$1.99	$2.09
Year ended December 31, 2012	$7.93	$0.09	$1.41	$1.50
Year ended December 31, 2011	$11.02	$0.08	$(2.32)	$(2.24)
Year ended December 31, 2010	$9.79	$0.14	$1.25	$1.39
Year ended December 31, 2009	$6.81	$0.07	$2.98	$3.05

a	Per share calculations were based on average shares outstanding for the period.

b
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

c	The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

d
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Returnb	Net Assets, End of Period (in millions)	Gross Expense Ratio	Net Expense Ratioc	Net Investment Income (Loss) Ratio	Portfolio Turnoverd

$(0.27)	$(4.49)	$–	$(4.76)	$50.29	33.16%	$2,067	0.94%	0.94%	0.49%	12%
$(0.60)	$(2.25)	$–	$(2.85)	$41.71	12.82%	$1,949	0.95%	0.95%	1.28%	7%
$(0.17)	$–	$–	$(0.17)	$39.47	(4.35)%	$2,385	0.94%	0.94%	0.81%	11%
$(0.49)	$–	$–	$(0.49)	$41.44	12.53%	$3,549	0.93%	0.93%	0.80%	9%
$(0.29)	$–	$–	$(0.29)	$37.28	31.64%	$4,742	0.94%	0.94%	0.86%	11%

$(0.43)	$(4.49)	$–	$(4.92)	$50.26	33.62%	$3,946	0.61%	0.61%	0.82%	12%
$(0.75)	$(2.25)	$–	$(3.00)	$41.68	13.19%	$3,371	0.61%	0.61%	1.62%	7%
$(0.30)	$–	$–	$(0.30)	$39.44	(4.02)%	$3,517	0.61%	0.61%	1.14%	11%
$(0.62)	$–	$–	$(0.62)	$41.41	12.90%	$3,934	0.60%	0.60%	1.13%	9%
$(0.38)	$–	$–	$(0.38)	$37.25	32.06%	$3,654	0.61%	0.61%	1.19%	11%

$(0.04)	$–	$–	$(0.04)	$11.21	21.78%	$11	1.44%	1.40%	0.39%	16%
$(0.09)	$–	$–	$(0.09)	$9.24	18.29%	$10	1.52%	1.52%	0.39%	6%
$(0.16)	$(0.67)	$–	$(0.83)	$7.89	(22.49)%	$11	1.32%	1.32%	0.34%	110%e
$(0.12)	$–	$–	$(0.12)	$11.00	13.73%f	$18	1.23%	1.23%	0.92%	28%
$(0.03)	$–	$–	$(0.03)	$9.78	44.21%	$19	1.32%	1.32%	0.38%	24%

$(0.10)	$–	$–	$(0.10)	$11.27	22.56%	$66	0.83%	0.83%	0.96%	16%
$(0.15)	$–	$–	$(0.15)	$9.28	18.90%	$56	0.88%	0.88%	1.03%	6%
$(0.18)	$(0.67)	$–	$(0.85)	$7.93	(22.05)%	$51	0.81%	0.81%	0.85%	110%e
$(0.16)	$–	$–	$(0.16)	$11.02	14.30%f	$73	0.76%	0.76%	1.39%	28%
$(0.07)	$–	$–	$(0.07)	$9.79	44.72%	$67	0.84%	0.84%	0.86%	24%

e
As a result of the change in investment strategy on May 1, 2011, from investing primarily in domestic equity securities to investing primarily in foreign equity securities, portfolio turnover was unusually high.

f
Selected International Fund made a favorable investment in an initial public offering (IPO), which had a material impact on the investment performance, adding approximately 2% to the Fund's total return in 2010. The IPO was purchased with the intent to benefit from long-term growth of the underlying company and the rapid appreciation was an unusual occurrence. Such performance may not continue in the future.

See Notes to Financial Statements

SELECTED FUNDS	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Selected American Shares, Inc. and Selected International Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of Selected American Shares, Inc. and Selected International Fund, Inc., including the schedules of investments, as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Selected American Shares, Inc. and Selected International Fund, Inc. as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
February 20, 2014

SELECTED FUNDS	Federal Income Tax Information (Unaudited)

In early 2014, shareholders received information regarding all dividends and distributions paid to them by the Funds during the calendar year 2013. Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2013 with their 2013 Form 1099-DIV.

The information is presented to assist shareholders in reporting dividends and distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

Each Fund designates the following amounts distributed during the calendar year ended December 31, 2013, if any, as dividends eligible for the corporate dividends-received deduction and qualified dividend income.

	Selected American Shares	Selected International Fund

Income dividends	$69,039,167	$614,492
Income qualifying for corporate dividends-received deduction	$65,012,845	$–
	94%	–
Qualified dividend income	$69,039,167	$583,767
	100%	95%

Selected American Shares designated long-term capital gain distributions in the amount of $528,306,319. The Fund utilized equalization accounting for tax purposes, whereby a portion of redemption payments were treated as distributions of long-term capital gain. As a result the Fund paid long-term capital gain distributions in the amount of $498,739,658.

Pursuant to Section 853 of the Internal Revenue Code, Selected International Fund elected to pass through to its shareholders foreign taxes paid during the year ended December 31, 2013. The Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.  Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes. Information regarding foreign taxes paid and foreign sourced income is detailed below.

Selected International Fund

Foreign taxes paid	$107,980

Foreign sourced income	$1,390,712

% of income dividend derived from foreign sourced income	100%

SELECTED FUNDS	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us.  We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction.  In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent.  We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services.  We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made.  We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each prospectus, Annual and Semi-Annual Report to shareholders having the same last name and address on the Funds’ records.  The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense.  If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Selected Funds by phone at 1-800-243-1575.  Individual copies of current prospectuses and reports will be sent to you within 30 days after the Funds receive your request to stop householding.

SELECTED FUNDS	Directors and Officers

For the purposes of their service as directors to the Selected Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756.  Each Director serves until retirement, resignation, death, or removal.  Directors must retire from the Board of Directors and cease being a Director at the close of business on the last day of the calendar year in which the Director attains age 75.

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors

William P. Barr (05/23/50)	Director	Director since 1994	Of Counsel to Kirkland & Ellis LLP (law firm) until July 2009; Executive Vice President and General Counsel, Verizon (a telecommunications company) from 1994 through 2008.	2	Director, Time Warner, Inc. (media and entertainment company); Director, Dominion Resources (energy company).

Francisco L. Borges (11/17/51)	Director	Director since 2006	Chairman and Managing Partner, Landmark Partners, LLC (private equity firm) since March 1999.	2
Trustee, John S. and James
L. Knight Foundation;
Trustee, Connecticut Public Broadcasting Network;
Director, University of
Connecticut Health Center;
Director, Assured Guaranty
Ltd.; Director, Leucadia
National Corporation
(American holding
company); Trustee,
Millbrook School.

Katherine L. MacWilliams (01/19/56)	Director	Director since 1997	Retired; former Chief Financial Officer, Caridian BCT, Inc. (a medical device company) 2008-2010.	2	None

James J. McMonagle (10/01/44)	Director/ Chairman	Director since 1990	Chairman, Selected Funds Board of Directors since 1997; of Counsel to Vorys, Sater, Seymour and Pease LLP (law firm) since 2002.	2	Director, Owens Corning (producer of residential and commercial building materials).

Richard O'Brien (09/12/45)	Director	Director since 1996	Retired Corporate Economist, Hewlett- Packard Company.	2	None

Inside Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1998	President or Vice President of each Selected Fund and Davis Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	15	Director, Davis Funds (consisting of 13 portfolios).

Christopher C. Davis (07/13/65)	Director	Director since 1998	President or Vice President of each Selected Fund, Davis Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	15	Director, Davis Funds (consisting of 13 portfolios); Director, Graham Holdings Co. (publishing company).

*   Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

SELECTED FUNDS	Directors and Officers – (Continued)

Officers

Christopher C. Davis (born 07/13/65, Selected Funds officer since 1998). See description in the section on Inside Directors.

Andrew A. Davis (born 06/25/63, Selected Funds officer since 1998). See description in the section on Inside Directors.

Kenneth C. Eich (born 08/14/53, Selected Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Selected Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Selected Funds officer since 1997). Vice President and Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Ryan M. Charles (born 07/25/78, Selected Funds officer since 2014). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Arthur Don (born 09/24/53, Selected Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Shareholder, Greenberg Traurig, LLP (law firm); counsel to the Independent Directors and the Davis Funds.

SELECTED FUNDS

Investment Adviser
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Custodian
State Street Bank and Trust Co.
c/o The Selected Funds
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Selected Funds
P.O. Box 8243
Boston, Massachusetts 02266-8243

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about the Selected Funds including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report.  The Funds’ Statement of Additional Information contains additional information about the Funds’ Directors and is available without charge upon request by calling 1-800-243-1575 or on the Funds’ website at www.selectedfunds.com. Quarterly Fact Sheets are available on the Funds’ website at www.selectedfunds.com.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

No waivers were granted to this code of ethics during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that independent trustee Katherine MacWilliams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees.  The aggregate Audit Fees billed by KPMP LLP (“KPMG”) for professional services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends December 31, 2013 and December 31, 2012 were $21,600 and $21,000, respectively.

(b)
Audit-Related Fees.  The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees fore fiscal year ends December 31, 2013 and December 31, 2012 were $0 and $0, respectively.

(c)
Tax Fees.  The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advise and tax planning for the fiscal year ends December 31, 2013 and December 31, 2012 were $6,903 and $6,335, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees.  The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends December 31, 2013 and December 31, 2012 were $0 and $625, respectively.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

    (2)  No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-1 of Regulation S-X.

(f)	Not applicable

(g)
The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended December 31, 2013 and December 31, 2012.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

Not Applicable.  The complete Schedule of Investments is included in Item 1 of this form N-CSR

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12.  EXHIBITS

(a)	(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)	(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)	(3) Not applicable

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELECTED INTERNATIONAL SHARES, INC.

By           /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  March 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By           /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  March 3, 2014

By           /s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date:  March 3, 2014